UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025.

BioNexus Gene Lab Corp.
(Exact name of Company as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Unit A-28-7, Tower A, Menara UOA Bangsar,

No.5 Jln Bangsar Utama 1,

59000 Kuala Lumpur

(Address of principal executive offices)

Phone: +1 (307) 241-6898

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	Nasdaq

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 19, 2025, BioNexus Gene Lab Corp. (the "Company") held a Special Meeting of Shareholders (the "Meeting"). A quorum was established for the meeting, and the matters submitted to a vote and the final voting results are set forth below.

The following results include the votes of common stock held by our shareholders along with the Series Z Preferred Stock. As previously reported, the Series Z Preferred Stock was created on February 12, 2025, and the holder of the Series Z Preferred Stock is entitled to vote along with holders of the common stock as a single class exclusively on the Reverse Stock Split proposal at a duly authorized shareholder meeting to be conducted during calendar year 2025.  The Series Z Preferred Stock will not be entitled to vote on any other matters, nor be counted for purposes of quorum, except to the extent required under the Wyoming Business Corporations Act. The Series Z Preferred Stock carries 5,000,000,000 votes and will proportionately “mirror” the votes placed by the common stockholders of the Company at the Special Shareholders’ Meeting.

Proposal 1: Approval of Reverse Stock Split

Description: Approval of an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock, with a ratio ranging from one-for-five (1:5) to one-for-ten (1:10), with the exact ratio to be set at the discretion of the Board of Directors.

Vote Type	Total Votes Cast	Percentage of Total Votes
FOR	4,935,717,085.39	98.36%
AGAINST	70,896,462.10	1.41%
ABSTAIN	7,652	< 1%

Result: Proposal 1 was APPROVED.

Proposal 2: Approval of Adjournment of the Special Meeting (if necessary)

Description: Approval of an adjournment of the Meeting, if necessary, to solicit additional proxies if there were insufficient votes in favor of Proposal 1.

Vote Type	Total Votes Cast	Percentage of Total Votes
FOR	6,528,548.76	98.60%
AGAINST	83,342	1.25%
ABSTAIN	9,308.73	< 1%

Result: Proposal 2 was APPROVED.

The final voting results were certified by the Inspector of Elections. No other matters were presented for a vote at the Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

/s/ Su-Leng Tan Lee
By:	Su-Leng Tan Lee
Chief Executive Officer

Date:	March 25, 2025

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